Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

First Quarter Fiscal 2019 Financial Results

NEWARK, CA – January 8, 2019 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the first quarter fiscal 2019 ended November 30, 2018.

First Quarter Fiscal 2019 Highlights:
•	Net sales of $393.9 million, 48% higher than year ago quarter
•	GAAP operating income of $47.8 million
•	GAAP net income of $31.0 million
•	Adjusted EBITDA of $56.5 million
•	GAAP diluted earnings per share (EPS) of $1.33
•	Non-GAAP diluted EPS of $1.75

“We had a strong start to fiscal 2019 with revenue in our first quarter exceeding the high end of our guidance and coming in at $393.9 million,” commented Ajay Shah, Chairman and Chief Executive Officer.  “Driving the quarter was continued success in our Specialty Memory business, as well as solid sequential growth from our new Specialty Compute & Storage Solutions business. Our business in Brazil also met expectations”

“Looking ahead we remain optimistic about our overall business. We are seeing increased seasonality during our second fiscal quarter in our Brazil business.  However, our other lines of business are expected to perform at or above our previous expectations for fiscal Q2,” concluded Mr. Shah

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q1 FY19	Q4 FY18	Q1 FY18	Q1 FY19	Q4 FY18	Q1 FY18
Net sales	$393.9	$374.0	$265.4	$393.9	$374.0	$265.4
Gross profit	$85.1	$82.7	$57.8	$85.6	$83.8	$58.1
Operating income	$47.8	$45.0	$31.5	$54.4	$51.8	$34.6
Net income	$31.0	$29.7	$21.0	$40.6	$40.0	$26.3
Diluted earnings per share (EPS)	$1.33	$1.28	$0.92	$1.75	$1.72	$1.16

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the second quarter of fiscal 2019 ending March 1, 2019. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales - GAAP / Non-GAAP	$310 to $325 million
Gross Margin - GAAP / Non-GAAP	18% to 20%
Diluted EPS - GAAP	$0.53 to $0.57

Share-based compensation per share	$0.16
Intangible amortization per share	$0.04

Diluted EPS - Non-GAAP	$0.73 to $0.77

Expected diluted share count	23.4 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 4068047.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 4068047.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; changes in seasonal impacts on our results; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income and non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related expenses, restructuring charges, and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, acquisition-related expenses, and other infrequent or unusual items, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. With the addition of Penguin Computing and the creation of a new business unit, SMART Specialty Compute & Storage Solutions (SCSS), SMART has expanded its serviceable markets into areas requiring specialized computing platforms in artificial intelligence and machine learning, advanced modeling and high performance computing. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com, www.smartsscs.com and www.penguincomputing.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended
	November 30, 2018	August 31, 2018	November 24, 2017
Net sales:
Brazil	$199,279	$198,624	$157,850
Specialty Memory	139,949	122,820	107,559
Specialty Compute and Storage Solutions	54,651	52,526	—
Total net sales	393,879	373,970	265,409
Cost of sales (1)(2)	308,810	291,291	207,573
Gross profit	85,069	82,679	57,836
Operating expenses:
Research and development (1) (2)	11,816	11,659	8,550
Selling, general and administrative (1) (2)	25,454	29,039	17,818
Change in estimated fair value of acquisition-related
contingent consideration	—	(3,000)	—
Total operating expenses	37,270	37,698	26,368
Income from operations	47,799	44,981	31,468
Other income (expense):
Interest expense, net	(5,875)	(6,217)	(4,599)
Other expense, net	(3,329)	(5,987)	(2,715)
Total other expense	(9,204)	(12,204)	(7,314)
Income before income taxes	38,595	32,777	24,154
Provision for income taxes	7,619	3,059	3,149
Net income	$30,976	$29,718	$21,005

Earnings per share:
Basic	$1.37	$1.33	$0.97
Diluted	$1.33	$1.28	$0.92
Shares used in computing per-share calculation:
Basic	22,595	22,383	21,673
Diluted	23,257	23,270	22,715

(1) Includes share-based compensation expense as follows:
Cost of sales	$545	$475	$218
Research and development	634	572	274
Selling, general and administrative	2,876	2,911	1,113
Total stock-based compensation expense	$4,055	$3,958	$1,605

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$16	$7	$—
Research and development	—	252	245
Selling, general and administrative	961	2,144	1,023
Total amortization expense	$977	$2,403	$1,268

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended
	November 30, 2018	August 31, 2018	November 24, 2017
Reconciliation of gross profit:
GAAP gross profit	$85,069	$82,679	$57,836
GAAP gross margin	21.6%	22.1%	21.8%
Add: Share-based compensation included in cost of sales	545	475	218
Add: Amortization of intangible assets	16	7	—
Add: Purchase accounting adjustment	—	631	—
Non-GAAP gross profit	$85,630	$83,792	$58,054
Non-GAAP gross margin	21.7%	22.4%	21.9%

Reconciliation of operating expenses:
GAAP operating expenses	$37,270	$37,698	$26,368
Less: Share-based compensation expense included in opex
Research and development	634	572	274
Selling, general and administrative	2,876	2,911	1,113
Total	3,510	3,483	1,387
Less: Amortization of intangible assets included in opex
Research and development	—	252	245
Selling, general and administrative	961	2,144	1,023
Total	961	2,396	1,268
Less: S-1 related costs	—	—	300
Less: Legal fees - term loan (payment holiday)	126	—	—
Less: Acquisition-related expenses	1,423	2,844	—
Less: Contingent consideration fair value adjustment	—	(3,000)	—
Non-GAAP operating expenses	$31,250	$31,975	$23,413

Reconciliation of income from operations:
GAAP income from operations	$47,799	$44,981	$31,468
GAAP operating margin	12.1%	12.0%	11.9%
Add: Share-based compensation expense	4,055	3,958	1,605
Add: Amortization of intangible assets	977	2,403	1,268
Add: Purchase accounting adjustment	—	631	—
Add: S-1 related costs	—	—	300
Add: Legal fees - term loan (payment holiday)	126	—	—
Add: Acquisition-related expenses	1,423	2,844	—
Add: Contingent consideration fair value adjustment	—	(3,000)	—
Non-GAAP income from operations	$54,380	$51,817	$34,641
Non-GAAP operating margin	13.8%	13.9%	13.1%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended
	November 30, 2018	August 31, 2018	November 24, 2017
Reconciliation of income before income taxes:
GAAP income before income taxes	$38,595	$32,777	$24,154
Add: Share-based compensation expense	4,055	3,958	1,605
Add: Amortization of intangible assets	977	2,403	1,268
Add: Purchase accounting adjustment	—	631	—
Add: S-1 related costs	—	—	300
Add: Legal fees - term loan (payment holiday)	126	—	—
Add: Acquisition-related expenses	1,423	2,844	—
Add: Contingent consideration fair value adjustment	—	(3,000)	—
Add: Foreign currency losses	3,384	5,968	2,742
Non-GAAP income before income taxes	$48,560	$45,581	$30,069

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$7,619	$3,059	$3,149
GAAP effective tax rate	19.7%	9.3%	13.0%
Tax effect of adjustments to GAAP results	(338)	(2,529)	(622)
Non-GAAP provision for income taxes	$7,957	$5,588	$3,771
Non-GAAP effective tax rate	16.4%	12.3%	12.5%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$30,976	$29,718	$21,005
Adjustments to GAAP net income:
Share-based compensation	4,055	3,958	1,605
Amortization of intangible assets	977	2,403	1,268
Purchase accounting adjustment	—	631	—
S-1 related costs	—	—	300
Legal fees - term loan (payment holiday)	126	—	—
Acquisition-related expenses	1,423	2,844	—
Contingent consideration fair value adjustment	—	(3,000)	—
Foreign currency losses	3,384	5,968	2,742
Tax effect of items excluded from non-GAAP results	(338)	(2,529)	(622)
Non-GAAP net income	$40,603	$39,993	$26,298

Shares used in computing earnings per share (diluted)	23,257	23,270	22,715
Non-GAAP earnings per share (diluted)	$1.75	$1.72	$1.16

GAAP income per share (diluted)	$1.33	$1.28	$0.92

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended
	November 30, 2018	August 31, 2018	November 24, 2017
GAAP net income	$30,976	$29,718	$21,005
Share-based compensation expense	4,055	3,958	1,605
Amortization of intangible assets	977	2,403	1,268
Interest expense, net	5,875	6,217	4,599
Provision for income tax	7,619	3,059	3,149
Depreciation	5,431	5,124	5,002
S-1 related costs	—	—	300
Legal fees - term loan (payment holiday)	126	—	—
Purchase accounting adjustment(1)	—	631	—
Acquisition-related expenses(1)	1,423	2,844	—
Contingent consideration fair value adjustment(1)	—	(3,000)	—
Adjusted EBITDA	$56,482	$50,954	$36,928

(1)	Amounts in Q119 and FY18 are related to acquisition of Penguin Computing in June 2018.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	November 30,	August 31,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$62,954	$31,375
Accounts receivable, net	330,473	237,212
Inventories	188,390	221,419
Prepaid expenses and other current assets	40,351	32,043
Total current assets	622,168	522,049
Property and equipment, net	60,412	56,615
Other noncurrent assets	17,561	22,449
Intangible assets, net	25,279	26,255
Goodwill	45,655	45,394
Total assets	$771,075	$672,762
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$273,655	$223,186
Accrued liabilities	49,317	45,190
Current portion of long-term debt	9,868	27,409
Total current liabilities	332,840	295,785
Long-term debt	200,532	184,190
Other long-term liabilities	8,038	5,659
Total liabilities	$541,410	$485,634
Shareholders’ equity:
Ordinary shares	687	678
Additional paid-in capital	257,607	250,191
Accumulated other comprehensive loss	(172,893)	(175,995)
Retained earnings	144,264	112,254
Total shareholders’ equity	229,665	187,128
Total liabilities and shareholders’ equity	$771,075	$672,762

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended
	November 30, 2018	August 31, 2018	November 24, 2017
Cash flows from operating activities:
Net income	$30,976	$29,718	$21,005
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	6,408	7,526	6,270
Share-based compensation	4,055	3,958	1,605
Provision for doubtful accounts receivable and sales returns	(104)	(73)	28
Deferred income tax benefit	403	(1,444)	(220)
Loss on disposal of property and equipment	3	461	—
Amortization of debt discounts and issuance costs	685	807	729
Change in fair value of contingent consideration	—	(3,000)	—
Changes in operating assets and liabilities:
Accounts receivable	(89,441)	31,409	(55,801)
Inventories	30,576	(14,495)	(3,746)
Prepaid expenses and other assets	(3,182)	(5,241)	1,758
Accounts payable	48,574	(66,331)	47,492
Accrued expenses and other liabilities	6,399	7,321	(4,863)
Net cash provided by (used in) operating activities	35,352	(9,384)	14,257
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(13,384)	(7,487)	(6,039)
Proceeds from sale of property and equipment	21	204	—
Acquisition of business, net of cash acquired	—	(42,316)	—
Net cash used in investing activities	(13,363)	(49,599)	(6,039)
Cash flows from financing activities:
Long-term debt payment	(1,657)	(5,865)	(6,184)
Proceeds from issuance of long-term debt, net of costs paid	—	59,365	—
Fees paid for revolving line of credit refinancing	—	—	(299)
Payment of costs related to initial public offering	—	—	(1,289)
Proceeds from borrowings under revolving line of credit	104,000	151,895	105,500
Repayments of borrowings under revolving line of credit	(104,000)	(184,184)	(105,500)
Proceeds from issuance of ordinary shares from share option exercise	2,402	1,324	539
Proceeds from issuance of ordinary shares from ESPP	968	—	—
Net cash provided by (used in) financing activities	1,713	22,535	(7,233)
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	2,018	2,867	(231)
Net increase (decrease) in cash, cash equivalents and restricted cash *	25,720	(33,581)	754
Cash, cash equivalents and restricted cash at beginning of period *	37,234	70,815	29,463
Cash, cash equivalents and restricted cash at end of period *	$62,954	$37,234	$30,217

* Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:
Karl Motey

Vice President

Strategic Marketing and Communications

(510) 624-8213

Karl.motey@smartm.com

Suzanne Schmidt
Investor Relations for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com